                                                            Exhibit 99.(a)(1)(B)


                              LETTER OF TRANSMITTAL

                             TO TENDER COMMON SHARES

                                       OF

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

                        PURSUANT TO THE OFFER TO PURCHASE

                              DATED AUGUST 21, 2000

     THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, SEPTEMBER 18, 2000, UNLESS THE
                               OFFER IS EXTENDED.

                   TO: EQUISERVE TRUST COMPANY, THE DEPOSITARY

                         BY FEDERAL EXPRESS OR OTHER
        BY MAIL:                  COURIER:                     BY HAND:
       Equiserve                 Equiserve                    Equiserve
     P.O. Box 842010        40 Campanelli Drive     c/o Securities Transfer and
  Boston, MA 02284-2010     Braintree, MA 02184        Reporting Services Inc.
                           Attn: White Mountains      Attn: Corporate Actions
                                                   100 William Street, Galleria
                                                         New York, NY 10038

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be used only (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the common shares of White Mountains Insurance Group, Ltd. (the "Company"), par value $1.00 per share (the "Shares"), are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 12:00 midnight, New York City time, on Monday, September 18, 2000, or such later time and date to which the Offer is extended.

         Shareholders whose shares certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the Expiration Date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

         A shareholder owning beneficially as of the close of business on August 14, 2000 and who continues to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, and who satisfies the other requirements set forth in Instruction 7, may have all such Shares purchased before proration, if any, of the purchase of other Shares pursuant to the Offer.

         DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

-----------------------------------------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)
-----------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                   SHARES TENDERED
(PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))        (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                         SHARES        NUMBER OF
                                                                    CERTIFICATE      REPRESENTED BY     SHARES
                                                                     NUMBER(S)*     CERTIFICATE(S)*    TENDERED**
                                                                    ---------------------------------------------

                                                                    ---------------------------------------------

                                                                    ---------------------------------------------

                                                                    ---------------------------------------------

                                                                    ---------------------------------------------
                                                                    TOTAL SHARES
-----------------------------------------------------------------------------------------------------------------



*   Need not be completed if Shares are delivered by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

/_/ CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                  ----------------------------------------------

    DTC Participant Number:
                           -----------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------


/_/ CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of the Tendering Shareholder(s):
                                            ------------------------------------

    Window Ticket Number (if any):
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Eligible Institution Which Guaranteed Delivery:
                                                           ---------------------

    DTC Participant Number (if delivered by book-entry transfer):
                                                                 ---------------

    Transaction Code Number (if delivered by book-entry transfer):
                                                                  --------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to White Mountains Insurance Group, Ltd., a company organized under the laws of Bermuda (the "Company"), the above-described Common Shares, par value $1.00 per share, of the Company (the "Shares"), at a price of $165.00 per Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 21, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

         Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Depositary for the Offer, Equiserve Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

         (b) present certificates for such Shares for cancellation and transfer of such Shares on the Company's books; and

         (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

         (a) the undersigned "owns" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

         (b)  the tender of Shares by the undersigned complies with Rule 14e-4;

         (c) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

         (d) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

         (e)  the undersigned has read and agrees to all the terms of the Offer.

         The undersigned understands that all Shares properly tendered and not withdrawn will be purchased at $165.00 per Share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, upon the terms and subject to the conditions of the Offer, including the proration provisions thereof and that the Company will return all other Shares, including Shares not purchased because of proration.

         The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment, pro rata with Shares tendered by other shareholders, fewer than all the Shares tendered herewith.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

         Unless otherwise indicated under "Special Payment Instructions", please issue the check for the aggregate Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the aggregate Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the aggregate Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at DTC with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
                                    ODD LOTS
                               (SEE INSTRUCTION 7)

         To be completed ONLY if Shares are being tendered by or on behalf of a person who beneficially owned as of the close of business on August 14, 2000, and who will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares.

         The undersigned either (check one box):

         /_/ was the beneficial owner as of the close of business on August 14, 2000 and will continue to be the beneficial owner until the Expiration Date of an aggregate of fewer than 100 Shares, and is tendering all such Shares, or

         /_/  is an "Eligible Institution" (as defined in Instruction 1) that
              (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner and (ii) believes, based upon representations made to it by each such beneficial owner, that each such beneficial owner beneficially owned as of the close of business on August 14, 2000, and will continue to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, and is tendering all such Shares.

--------------------------------------------------------------------------------


-----------------------------------   ------------------------------------------
  SPECIAL DELIVERY INSTRUCTIONS              SPECIAL PAYMENT INSTRUCTIONS
   (SEE INSTRUCTIONS 4 AND 9)            (SEE INSTRUCTIONS 1, 4, 5, 6, 8 AND 9)

    To be completed ONLY if the            To be completed ONLY if the check for
check for the aggregate Purchase       the aggregate Purchase Price of Shares
Price of Shares purchased and/or       purchased and/or certificates for Shares
certificates for Shares not            not tendered or not purchased are to be
tendered or not purchased are to be    issued in the name of someone other than
mailed to someone other than the       the undersigned.
undersigned or to the undersigned
at an address other than that shown    Issue any /_/ check and/or
below the undersigned's signature.        /_/ certificates to:

Mail /_/ check and/or                  Name
 /_/ certificates to:                      ------------------------------------
                                                     (PLEASE PRINT)
Name
    -----------------------------      Address
          (PLEASE PRINT)                      ---------------------------------

Address                                ----------------------------------------
       --------------------------
                                       ----------------------------------------
---------------------------------             (PLEASE INCLUDE ZIP CODE)

---------------------------------      ----------------------------------------
   (PLEASE INCLUDE ZIP CODE)              (TAXPAYER IDENTIFICATION NUMBER)
-----------------------------------   ------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Owner(s)
                        --------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------

Taxpayer Identification Number
                              --------------------------------------------------
                                            (See Instruction 11)

Dated
     --------------------------

--------------------------------------------------------------------------------
    (MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S) OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, AGENT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTION 5.)


--------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                    ------------------------------------------------------------

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Title
     ---------------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------

Dated
     --------------------------

--------------------------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

         Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any such payments to be made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, PROVIDED that the required information is given to the Internal Revenue Service.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

         The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                                PAYER'S NAME: EQUISERVE TRUST COMPANY
          --------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE               PART 1--PLEASE PROVIDE YOUR TIN IN THE
          FORM W-9                 BOX AT RIGHT AND CERTIFY BY SIGNING              Social Security Number(s)
                                   AND DATING BELOW
                                                                                                OR

                                                                                    Employer Identification
                                                                                    Number(s)
                                   -------------------------------------------------------------------------------------------
          DEPARTMENT OF THE        PART 2--Certification--Under penalties of perjury, I certify that:
          TREASURY                 (1) the number shown on this form is my correct Taxpayer                    PART 3--
          INTERNAL REVENUE             Identification Number (or I am waiting for a number to be             Awaiting TIN
          SERVICE                      issued to me) and                                                         / /

                                   (2) I am not subject to backup withholding because (a) I am exempt     --------------------
                                       from backup withholding or (b) I have not been notified by the          PART 4--
                                       Internal Revenue Service (the "IRS") that I am subject to backup       Exempt TIN
                                       withholding as a result of a failure to report all interest or             / /
                                       dividends or (c) the IRS has notified that I am no longer subject to backup withholding. me
                                   -------------------------------------------------------------------------------------------
          PAYER'S REQUEST FOR          CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have
          TAXPAYER                     been notified by the IRS that you are subject to backup withholding because of
          IDENTIFICATION               under-reporting interest or dividends on your tax returns. However, if after being
          NUMBER                       notified by the IRS that you were subject to backup withholding you received another
          (TIN)                        notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
          --------------------------------------------------------------------------------------------------------------------
SIGN      SIGNATURE
HERE               ------------------------------------------------------------------------------------------------------
          DATE
                   ------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------
                                             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                                     THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

          -----------------------------------------------------------------------------------------------------------------------
                                              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                        I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
          EITHER (a) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
          APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (b) I INTEND TO MAIL OR
          DELIVER SUCH AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
          NUMBER TO EQUISERVE TRUST COMPANY, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT WILL BE
          REFUNDED TO ME IF I PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS.

          ----------------------------------------------------------------------------------------------------------------
          Signature
                   -------------------------------------------------------------------------------------------------------
          Date
                   -------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------

NOTE:     FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
          PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
          IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.


                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). See Instruction 5.

         2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at DTC, together in each case with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date (as defined in the Offer to Purchase). Delivery of documents to DTC does not constitute delivery to the Depositary.

         Shareholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the Expiration Date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible
Institution, (b) the Depositary must receive (by hand, mail or facsimile transmission), before the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form the Company has provided with the Offer to Purchase and (c) the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary's account at DTC), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

         The method of delivery of all documents, including share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), each tendering shareholder waives any right to receive any notice of the acceptance of such shareholder's tender.

         3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. Partial Tenders and Unpurchased Shares. (Not applicable to shareholders who deliver Shares by book-entry transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5.   Signatures on Letter of Transmittal; Share Powers; and
Endorsements.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

         (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

         (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate share powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate share powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or share powers must be guaranteed by an Eligible Institution. See Instruction 1.

         (e) If this Letter of Transmittal or any certificates or share powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

         6. Share Transfer Taxes. The Company will pay any share transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate purchase price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

         7. Odd Lots. As described in Sections 1 and 2 of the Offer to Purchase, if the number of Shares properly tendered and not withdrawn before the Expiration Date is greater than 1,500,000 (or such greater number of Shares as the Company may elect to purchase pursuant to the Offer), the Company, upon the terms and subject to the conditions of the Offer, will accept Shares for purchase first from all Shares properly tendered and not withdrawn before the Expiration Date by any shareholder who beneficially owned as of the close of business on August 14, 2000 and who continued to own beneficially until the Expiration Date an aggregate of fewer than 100 Shares, who tendered all Shares beneficially owned by such person (partial tenders of Shares will not qualify for this preference) and who completes the box captioned "Odd Lots" in this Letter of Transmittal and, if applicable, on the Notice of Guaranteed Delivery. This preference will not be available unless the box above entitled "Odd Lots" is completed.

         8. Irregularities. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer (except as provided in

Section 12 of the Offer to Purchase) and any defect or irregularity in the tender of any particular Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

         9. Special Payment and Delivery Instructions. If the check for the aggregate Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Descriptions of Shares Tendered", the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

         10. Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its addresses or telephone number set forth below.

         11. Substitute Form W-9. Except as provided above under "Important Tax Information", each tendering shareholder is required to provide the Depositary with a correct TIN on Substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and a 31% Federal back-up withholding tax may be imposed on the payments made to the shareholder or other payee with respect to Shares purchased pursuant to the Offer.

         12. Non-U.S. Shareholder Withholding. Non-U.S. shareholders should note that the 30% U.S. withholding tax generally applicable to distributions by U.S. corporations should not apply to the proceeds payable pursuant to the Offer (however, as indicated above under "Important Tax Information", U.S. Federal backup withholding tax may be applicable).

Manually signed facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

           The Depositary and the Information Agent for the Offer is:

                             EQUISERVE TRUST COMPANY

                      BY FEDERAL EXPRESS OR OTHER COURIER:
     BY MAIL:                    Equiserve                    BY HAND:
    Equiserve                40 Campanelli Drive              Equiserve
  P.O. Box 842010            Braintree, MA 02184     c/o Securities Transfer and
Boston, MA 02284-2010       Attn: White Mountains      Reporting Services Inc.
                                                       Attn: Corporate Actions
                                                    100 William Street, Galleria
                                                          New York, NY 10038

                                 FOR INFORMATION:
                                 1-888-756-1854

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Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
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